Exhibit 10.1

[Execution]

AMENDMENT NO. 3

TO CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (referred to herein as this “Amendment No. 3”) is entered into as of April 21, 2023, by and among FOOT LOCKER, INC., a New York corporation (the “Borrower”); each of the parties identified on the signature pages hereto as a Guarantor (collectively, the “Guarantors” and individually, a “Guarantor”); each of the parties identified on the signature pages hereto as a Lender (collectively, the “Lenders” and individually, a “Lender”); WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), in its capacity as L/C Issuer (in such capacity, “L/C Issuer”); and Wells Fargo, in its capacity as agent acting for and on behalf of the Lenders (in such capacity, “Agent”).

WHEREAS, Borrower, the Guarantors, the Lenders, the L/C Issuer and Agent are parties to that certain Credit Agreement, dated as of May 19, 2016 (as amended by Amendment No. 1 to Credit Agreement, dated as of July 14, 2020, as amended by Amendment No. 2 to Credit Agreement, dated as of May 19, 2021, and as further amended, restated, supplemented or otherwise in effect immediately prior hereto, the “Credit Agreement”); and

WHEREAS, Borrower, Guarantors, Agent, the L/C Issuer and Lenders, constituting all of the Lenders under the Credit Agreement, have agreed to amend and modify, and provide certain waivers and consents to, the Credit Agreement as provided herein, in each case subject to the terms and provisions hereof;

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.     Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement, as amended by this Amendment No. 3 (the “Amended Credit Agreement”).

2.     Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 of this Amendment No. 3, (a) the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A hereto and (b) Exhibit A to the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit B hereto. All other schedules and exhibits to the Credit Agreement, as in effect immediately prior to the date of this Amendment No. 3, shall constitute schedules and exhibits to the Amended Credit Agreement. By executing this Amendment No. 3, the Loan Parties, Agent and Lenders hereby each consents and agrees to the other amendments and modifications to the Credit Agreement contained in this Amendment No. 3.

3.     Limited Waiver to Credit Agreement. Borrower informed Agent that an Event of Default exists under Section 8.01(b) of the Credit Agreement as a result of Borrower’s failure to deliver to Agent the forecasts prepared by the management of Borrower as described in and in accordance with Section 6.01(d) of the Credit Agreement for the Fiscal Year ending February 3, 2024 (the “Existing Event of Default”). Subject to the satisfaction of the conditions precedent set forth in Section 4 of this Amendment No. 3, Agent and the Lenders hereby waive the Existing Event of Default.

4.     Amendment No. 3 Effective Date; Conditions Precedent to Amendments. The amendments set forth in Section 2 and the limited waiver set forth in Section 3 shall become effective as of the date (the “Amendment No. 3 Effective Date”) on which all of the conditions precedent set forth on Schedule 1 hereto have been satisfied.

5.     Continuing Effect. Except as expressly set forth in Sections 2 and 3 of this Amendment No. 3, nothing in this Amendment No. 3 shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

6.    Reaffirmation and Confirmation. Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the Amended Credit Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of Borrower. Each Loan Party hereby agrees that this Amendment No. 3 in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations of such Loan Parties. Such Liens and rights securing payment of the Obligations are hereby ratified and confirmed by the Loan Parties in all respects.

7.    Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment No. 3, each Loan Party hereby represents and warrants to Agent and Lenders, that immediately after giving effect to this Amendment No. 3:

(a)    other than with respect to the matters subject of the limited waiver set forth in Section 3 of this Amendment No. 3, all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) on the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such date (without duplication of any materiality standard set forth in any such representation or warranty);

(b)    other than with respect to the matters subject of the limited waiver set forth in Section 3 of this Amendment No. 3, no Default or Event of Default has occurred and is continuing;

(c)    this Amendment No. 3 constitutes the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(d)    the execution, delivery and performance by each Loan Party of this Amendment No. 3 (i) has been duly authorized by all necessary corporate or other organizational action, and (ii) does not and will not (w) contravene the terms of any of such Person’s Organization Documents; (x) conflict with or result in any breach, termination, or contravention of, or constitute a default under (A) any Material Indebtedness to which such Person is a party or (B) any order, injunction, writ or decree of any Governmental Authority binding on a Loan Party; (y) result in or require the creation of any Lien upon any asset of any Loan Party (other than Liens in favor of Agent under the Loan Documents); or (z) violate any Law, except, in each case under this clause (ii), as could not reasonably be expected to result in a Material Adverse Effect.

8.    Miscellaneous.

(a)     Expenses. The Loan Parties agree to pay promptly following demand all Credit Party Expenses of Agent and Lenders in connection with the preparation, negotiation, execution, delivery and administration of this Amendment No. 3 in accordance with the terms of the Credit Agreement.

(b)     Effect of Bankruptcy. The agreements set forth herein shall be applicable both before and after the filing of any petition by or against a Loan Party under the U.S. Bankruptcy Code and all converted or succeeding cases in respect thereof, and all references herein to Borrower shall be deemed to apply to a trustee for a Loan Party and a Loan Party as a debtor-in-possession.

(c)     Governing Law. This Amendment No. 3 shall be a contract made under and governed by, and construed in accordance with the internal laws of the State of New York.

(d)     WAIVER OF JURY TRIAL. BORROWER, AGENT AND EACH LENDER EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AMENDMENT NO. 3 OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AMENDMENT NO. 3 OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. LOAN PARTIES, AGENT AND EACH LENDER EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT LOAN PARTIES, AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AMENDMENT NO. 3 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(e)     Binding Agreement; Successors and Assignment. This Amendment No. 3 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. All references to any party hereto shall be deemed to include such party and its successors and assigns. Notwithstanding the foregoing, none of the Loan Parties shall assign any of their respective rights or obligations under this Amendment No. 3 without the prior written consent of Agent, and any purported assignment without such consent shall be deemed null and void.

(f)     Counterparts. This Amendment No. 3 may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment No. 3. Delivery of an executed signature page of this Amendment No. 3 by facsimile transmission or electronic photocopy (i.e. “pdf”) shall be effective as delivery of a manually executed counterpart hereof. This Amendment No. 3 and any notices delivered under this Amendment No. 3, may be executed by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment No. 3 or on any notice delivered to Agent under this Amendment No. 3.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWER:

FOOT LOCKER, INC.

By:         /s/ John A. Maurer

Name:    John A. Maurer

Title:      Vice President, Treasurer

GUARANTORS:

FOOT LOCKER RETAIL, INC.

FOOT LOCKER STORES, INC.

FOOT LOCKER SPECIALTY, INC.

FOOT LOCKER CORPORATE SERVICES, INC.

EUROSTAR, INC.

as to each of the foregoing

By:         /s/ John A. Maurer

Name:    John A. Maurer

Title:      Vice President and Treasurer

[SIGNATURES CONTINUED ON NEXT PAGE]

[Amendment No. 3 to Credit Agreement (Foot Locker)]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent, L/C Issuer, Swing Line Lender and a Lender By: /s/ Maggie Townsend Name: Maggie Townsend Its: Authorized Signatory

[SIGNATURES CONTINUED ON NEXT PAGE]

[Amendment No. 3 to Credit Agreement (Foot Locker)]

BANK OF AMERICA, N.A., as a Lender By: /s/ Nicholas J. Balta Name: Nicholas J. Balta Title: Vice President

[Amendment No. 3 to Credit Agreement (Foot Locker)]

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JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Bonnie J. David Name: Bonnie J. David Its: Authorized Officer

[Amendment No. 3 to Credit Agreement (Foot Locker)]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Nykole Hanna Name: Nykole Hanna Its: Authorized Signatory

[Amendment No. 3 to Credit Agreement (Foot Locker)]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

TRUIST BANK, as a Lender By: /s/ JC Fanning Name: JC Fanning Its: Director

[Amendment No. 3 to Credit Agreement (Foot Locker)]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Julianne Low Name: Julianne Low Its: Senior Director

[Amendment No. 3 to Credit Agreement (Foot Locker)]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

HSBC Bank USA, National Association, as a Lender By: /s/ Swati Bhadada Name: Swati Bhadada Senior Vice President

[Amendment No. 3 to Credit Agreement (Foot Locker)]